Exhibit 10.1

FORM OF
AMENDMENT TO
EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”), dated as of [___________], 2022, is entered into by and between Cyxtera Management, Inc. (the “Company”) and [__________] (the “Executive”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Employment Agreement (as defined below).
RECITALS
WHEREAS, the Company and the Executive previously entered into an employment agreement (as amended and/or restated from time to time, the “Employment Agreement”), which sets forth the terms and conditions of the Executive’s employment with the Company and its affiliates; and
    WHEREAS, the Company and the Executive mutually desire for the Employment Agreement to be amended as set forth herein.
NOW, THEREFORE, in consideration of the Executive’s continued service with the Company and its subsidiaries and affiliates, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Executive hereby agree as follows:
AGREEMENT
1.The Employment Agreement is hereby amended to provide that if the Executive’s employment with the Company is terminated (a) by the Company without Cause (as defined in the Employment Agreement), (b) by the Company upon or following the expiration of the Term (as defined in the Employment Agreement) after the Company provides a Notice of Non-Renewal (as defined in the Employment Agreement) or, (c) if “Good Reason” is defined in the Employment Agreement, the Executive resigns Executive’s employment for Good Reason (as defined in the Employment Agreement), then, in each case as of immediately prior to the effective date of the termination of Executive’s employment with the Company (or such later date as required by any minimum vesting condition set forth in the applicable equity compensation plan sponsored or maintained by the Company or its affiliates (including Cyxtera Technologies, Inc.) (each, an “Equity Plan”)):
(i)all unvested equity or equity-based awards held by Executive under any Equity Plans that have been granted on or after July 29, 2021 shall become 100% vested with respect to:
A. the portion of the award that would have vested through the twelve (12) month anniversary of the termination of Executive’s employment (the “Reference Date”) had Executive been employed through such Reference Date, and
B.an additional portion of the award (if any) calculated by multiplying (I) the portion of the award that was scheduled to become vested on the regularly scheduled vesting date immediately following the Reference Date (the “Next Vesting Date”) by (II) a fraction, (a) the numerator of which is the number of full calendar months that would elapse from the regularly scheduled vesting date immediately preceding the Reference Date (the “Prior Vesting Date”) until the Reference Date and (b) the denominator of which is the number of full calendar months that would elapse from the Prior Vesting Date until the Next Vesting Date;
provided that, in the case of (A) and (B), unless a provision more favorable to Executive is included in an applicable award agreement, any such awards that are subject to performance-based vesting
[Signature Page to Amendment to Employment Agreement]

conditions shall be payable assuming the applicable target level of performance; and
(ii)the time period that Executive has to exercise all vested stock options under any Equity Plan shall be extended until the earlier of (A) the final expiration date of the given option and (B) the first anniversary of the date of the termination of Executive’s employment, provided that each option will, in all events, remain subject to earlier termination in connection with a corporate transaction or other extraordinary event or occurrence in accordance with the terms of the Equity Plan and/or an award agreement thereunder.
2.All other provisions of the Employment Agreement shall remain in full force and effect according to their respective terms, and nothing contained herein shall be deemed a waiver of any right or abrogation of any obligation otherwise existing under the Employment Agreement except to the extent specifically provided for herein. The validity, interpretation, construction and performance of this Amendment and the Employment Agreement, as amended herein, shall be governed by the laws of the State of Florida without regard to principles of conflict of laws of such state that would require the application of the laws of any other jurisdiction. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be taken to be an original; but such counterparts shall together constitute one and the same document.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company and Executive have executed this Amendment effective as of the date first written above.

COMPANY

CYXTERA MANAGEMENT, INC.

Name:
Title:

EXECUTIVE

[_______________]

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